Q1 2012 Earnings Press Release Supplement April 18, 2012 Exhibit 99.2

Important Notes
This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the
Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations.
Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,”
“comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,”
“sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.
BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements.  Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.
In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission (“SEC”) reports and those identified elsewhere in this presentation the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies;
(2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management;
(3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property and information security protection; (9) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and
Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock, Barclays
Bank PLC or The PNC Financial Services Group, Inc.; (10) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (11) the ability to attract and retain highly talented professionals; (12) fluctuations in the carrying value of BlackRock’s economic investments; (13) the impact of changes to tax legislation, including taxation on products or transactions which could affect the value proposition to clients and, generally, the tax position of the Company; (14) BlackRock’s success in maintaining the distribution of its products; (15) the impact of
BlackRock electing to provide support to its products from time to time; and (16) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.
This presentation also includes non-GAAP financial measures.  You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations in our current earnings release dated April 18, 2012, and BlackRock’s other periodic reports, which are available on BlackRock’s web site at www.blackrock.com

Diluted EPS increased to $3.16
Operating and Net Income, as adjusted ($ in millions) Diluted Earnings Per Share, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix, notes (a) through (e) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
Operating Income Net Income

40.0%
38.6%
40.1%
39.7%
37.4%
38.7%
38.2%
36.8%
39.3%
39.1%
2007 2008 2009 2009 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012
Sequential operating margin reflected strength in core business and seasonal factors
Operating Margin, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix, notes (a) through (e) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.
Full Year 2011 = 39.7%
BGI/BLK
Pro Forma
Sequential operating margin reflected seasonal effect of performance fees and payroll taxes

Equity markets trended higher in Q1 2012 but non-US markets still below Q1
2011 level

All equity markets trended higher in Q1 2012 compared to Q4 2011. While US markets are above levels of Q1
2011, major non-US markets are still below the levels of Q1 2011
Average Index Level Q1 12 vs.
Q1 11 Q4 11 Q1 12 Q1 11 Q4 11
S&P 500 1,303           1,225      1,347          3.3%           9.9%
MSCI Barra World Index
1,320           1,169      1,268          (3.9%)         8.5%
MSCI Europe Index 97                 82            90               (7.2%)         10.1%
MSCI AC Asia Pacific Index 137               115         124             (9.4%)         7.3%
S&P Global Natural Resources 3,958           3,291      3,533          (10.7%)       7.4%
MSCI Emerging Markets Index 1,128           931         1,026          (9.1%)         10.2%
Index

Year-over-year Q1 2012 vs. Q1 2011 5

Year-over-year EPS up 7%
Q1-12 Compared to Q1-11, as adjusted
$0.31
$0.01
($0.12)
$2.79
$3.10
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
Q1-11 EPS Operating EPS Non-Operating EPS Tax Adjustment Q1-12 EPS
Total EPS:
$3.16
Total EPS:
$2.96
Non-Operating:
$0.05
Operating
EPS:
Operating
EPS:
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (e) in the current earnings release.
Non-Operating:
$0.06
Decreasing EPS
$0.20
Tax Adjustment:
$0.12
Increasing EPS

Year-over-year operating income reflected expense discipline and market effects
Q1-12 Compared to Q1-11, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (e) in the current earnings release.
Decreasing Expenses Decreasing Revenue
$0
$6 million
$825
$819
$39
($33)
$600
$700
$800
$900
Q1-11 Revenue Expenses Q1-12

Year-over-year long-term base fee growth offset by market trends out of cash products
Q1-12 Compared to Q1-11
Total Revenue
Q1-11
$2.28 billion
Q1-12
$2.25 billion
Decreasing Revenue
Increasing Revenue

Year-over-year base fees up in majority of long-term asset classes
Decreasing Base Fees Increasing Base Fees
Q1-12 Compared to Q1-11
Q1-12
$1.98 billion
Base fees
Q1-11
$1.98 billion
$0
$1,600
$1,700
$1,800
$1,900
$2,000
$2,100

$0

Year-over-year expenses declined in the majority of categories
Increasing Expenses Decreasing Expenses
Q1-12
$1.42 billion
Expenses, as adjusted, by Category
Q1-12 Compared to Q1-11, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (e) in the current earnings release.
($39) million
Q1-11
$1.46 billion
$1,424
$1,463
($33)
($14)
($6)
($1)
$6
$9
$1,300
$1,400
$1,500
Q1-11 Direct Fund
Expenses
Compensation
& Benefits
Amort.-
Intangible
Assets
Amort.- Deferred
Commissions
Distribution
& Servicing
G&A Q1-12

Sequential Quarters Q1 2012 vs. Q4 2011 11

Sequential EPS growth of 3% benefited from improved global markets
Increasing EPS
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (e) in the current earnings release.
Q1-12 Compared to Q4-11, as adjusted
($0.04)
$0.14
$3.14
$3.10
($0.30)
$0.20
$0.70
$1.20
$1.70
$2.20
$2.70
$3.20
Q4-11 EPS Operating EPS Non-Operating EPS Q1-12 EPS
Total EPS:
$3.06
Total EPS:
$3.16
Operating
EPS:
Non-Operating:
($0.08)
Non-Operating:
$0.06
Operating
EPS:
Decreasing EPS
$0.10

Q1 2012 operating income reflected higher base fees offset by seasonal factors
Q1-12 Compared to Q4-11, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (e) in the current earnings release.
Increasing Expense Increasing Revenue
$0
$600
$700
$800
$900
($16) million
$841
$825
($38)
$22
Q4-11
Revenue Expenses
Q1-12

Sequential growth in base fees partially offset by seasonally high Q4 performance fee “locks”
Decreasing Revenue
Q1-12 Compared to Q4-11
Increasing Revenue
Total Revenue
Q1-12
$2.25 billion
Q4-11
$2.23 billion
$0
$2,000
$2,200
$2,400
$22 million
$2,249
$2,227
$1
($26)
$114
($67)
Q4-11
Base Fees Other Revenue /
Distribution Fees
BRS & Advisory Performance Fees
Q1-12

Sequential base fees increased across all products
$114 million
Increasing Base Fees
Base Fees
$0
Q1-12 Compared to Q4-11
Q4-11
$1.86 billion
Q1-12
$1.98 billion
$1,863
$1,700
$1,800
$1,900
$2,000
Q4-11 iShares
Equity
Multi-Asset Active
Equity
Institutional
Index Equity
iShares
Fixed
Income
Alternatives Cash Institutional
Index Fixed
Income
Active
Fixed
Income
Q1-12
$1,977
$1 $2 $4
$10
$11
$16
$23
$43
$4

Sequential expenses reflected revenue growth, seasonal factors and cost discipline
Increasing Expenses Decreasing Expenses
$0
Q4-11
$1.39 billion
Expense, as adjusted, by Category
Q1-12 Compared to Q4-11, as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (e) in the current earnings release.
$38 million
Q1-12
$1.42 billion
$1,424
$1,386
($34)
($2)
$8
$24
$42
$1,300
$1,400
$1,500
Q4-11 Compensation &
Benefits
Direct Fund
Expenses
Distribution &
Servicing
Amort.-
Deferred
Commissions
G&A Q1-12

Non-operating and cash flow 17

For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (e) in the current earnings release.
Q1 2012 investment gains reflected favorable market movements
$21
$28
$1
$6
($1)
($40)
($40)
($30)
($20)
($10)
$0
$10
$20
$30
Private Equity Real Estate Distressed Credit/
Mortgage Funds
Hedge Funds/
Funds of Hedge
Funds
Other Investments Net Interest
Expense
Q1-12 $15 million Non-Operating Income by Category, as adjusted
Investment Losses/ Net Interest Expense Investment Gains
$55 million Net Investment Gains

Operating cash flow and payout ratio
Notes:
(A)
(B)
Strong cash flow supports Q1 2012 increase in dividend and
increase in share repurchase authorizations
Operating cash flow
GAAP as adjusted
For further information and reconciliation between GAAP and as adjusted, see the Company’s previously filed
Form 10-Ks, Form 10-Qs and 8-Ks.
157% with $2.5 bn May buyback
Includes $125 m Q1 buyback
Excludes $2.5 bn May buyback
Annual incentive
compensation payout
in Q1
Payout Ratio (A)
Dividend
Payout ratio = (dividends + share repurchases) / GAAP net income.
2/17/06   2/27/07    2/15/08      N/A     2/25/10    2/24/11  2/23/12
Dividend Change
Declared:
Q1

Appendix 20

Quarterly operating income – GAAP and as adjusted
GAAP as adjusted
Operating Income ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include PNC LTIP funding obligation, Merrill Lynch compensation contribution, UK lease exit costs, restructuring charges, and compensation related to appreciation (depreciation) on certain deferred compensation plans
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (e) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

Quarterly net income – GAAP and as adjusted
Net Income ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include PNC LTIP funding obligation, Merrill Lynch compensation contribution, UK lease exit costs, restructuring charges, income tax law changes and a state tax election
GAAP as adjusted
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (e) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

GAAP as adjusted
Quarterly non-operating income – GAAP and as adjusted
Non-Operating Income (Expense) ($ in millions) Non-GAAP Adjustments ($ in millions)
Non-GAAP adjustments include net income (loss) attributable to non-controlling interests and compensation expense related to (appreciation) depreciation on certain deferred compensation plans
Q1
2011
Q2
2011
Q3
2011
Q4
2011
Q1
2012
For further information and reconciliation between GAAP and as adjusted, see the appendix and notes (a) through (e) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

Q1 2012 long-term AUM up 7% from prior quarter
Q4-11 Compared to Q1-12
$207 billion
Long-term AUM
Q4-11
$3.138 trillion
Q1-12
$3.345 trillion
Decreasing AUM Increasing AUM
Q1 2012 net new business excludes the effect of a previously announced institutional fixed income index redemption that totaled $36.0 billion from a single client resulting from the decision to insource.
($36)
$3,345
$3,138
$26
$201
$8
$8
$3,100
$3,200
$3,300
$3,400
Q4-11 Net New Business Acquisition Market FX Q1-12
$0

Q1 2012 long-term AUM up 3% year-over-year
Q1-11 Compared to Q1-12
$0
$100 billion
Long-term AUM
Q1-11
$3.245 trillion
Q1-12
$3.345 trillion
Decreasing AUM Increasing AUM
M/Q represents outflows due to manager concentration considerations prior to third quarter 2011.
Q1 2012 net new business excludes the effect of a previously announced institutional fixed income index redemption that totaled $36.0 billion from a single client resulting from the decision to insource.
($36)
$3,345
($16)
($10)
$8
$58
$96
$3,245
$3,100
$3,200
$3,300
$3,400
Q1-11 Net New
Business
M/Q Acquisition Market FX Q1-12

Q1 2012 mix by product, client type, style and region

Base and performance fees of $2.0
billion
Long-term Assets Under Management
of $3.345 trillion
Q1 2012 Long-term Base and
Performance Fees of $1.968 billion
Long-term Assets Under Management
of $3.345 trillion at March 31, 2012